Exhibit 10.14

SCHEDULE OF NAMED EXECUTIVE OFFICERS WHO HAVE ENTERED INTO THE FORM OF INDEMNIFICATION AGREEMENT AS SET FORTH IN EXHIBIT 10.13
NAME
Judith L. Bacchus
Charles M. Byrnes
Robert J. Clemens
Ronald M. De Feo
Peter A. Dragich
Jan Kees van Gaalen
Michelle Keating
Christopher Rossi
Patrick S. Watson